UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___)

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Synergy Pharmaceuticals Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Annual Meeting of Stockholders of Synergy Pharmaceuticals Inc. will be held on
June 12, 2018, at 9:00 a.m. local time at the offices of Sheppard Mullin Richter & Hampton LLP, located at 30 Rockefeller Plaza, New York, New York 10112

PROXY STATEMENT AND 2017 ANNUAL REPORT ON FORM 10‐K ARE AVAILABLE AT:
http://www.pstvote.com/synergy2018

Dear Stockholder:

The Annual Meeting of Stockholders of Synergy Pharmaceuticals Inc. has been called to consider and act upon the following matters:

•	Election of seven Directors;

•	Approval of advisory vote on executive compensation;

•	Approval of a three‐year frequency for holding an advisory vote on executive compensation;

•	Ratification of BDO USA, LLP as Synergy’s independent registered public accountants for fiscal year ending December 31, 2018;

•	Amend the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 400,000,000 to 500,000,000;

•	Amend the Company’s 2017 Equity Incentive Plan to increase the number of shares approved from 9,000,000 to 19,400,000.
Our Board of Directors recommends a vote “FOR” all nominees listed in proposal 1 and “FOR” proposals 2, 3, 4, 5 and 6.

You are receiving this communication because you hold shares in the company named above. Complete proxy materials, including the proxy card, are available to you on‐line at http://www.pstvote.com/synergy2018 or upon your request by e‐mail or first‐class mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

This is not a ballot. You cannot use this notice to vote your shares. You may vote on‐line, by mail or in person. If you wish to vote on‐line, you will need your “Control Number” (which can be found in the bottom right hand corner of this notice) and the web address, all of which will be included with or on the proxy card located on the Internet website stated above or mailed to you at your request. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply print out the proxy card located on the Internet website stated above, mark the proxy card accordingly, sign and return it to us at the address indicated on the proxy card. If you wish to vote in person at the Annual Meeting of Stockholders, simply check the box on the proxy card that you plan to attend. Your proxy card will not be used if you vote in person. Please check the meeting materials for any special requirements for meeting attendance and how to obtain directions to the meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting To Be Held on June 12, 2018:

(1)This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2)The Proxy Statement and 2017 Annual Report on Form 10‐K are available at http://www.pstvote.com/synergy2018.

(3)If you want to receive a paper or e‐mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 24, 2018 to facilitate timely delivery.

To request a paper copy of these items:

•	Call our toll‐free number – (866) 223‐0448; or

•	Visit our website at http://www.pstvote.com/synergy2018; or

•	Send us an e‐mail at info@philadelphiastocktransfer.com.

Please clearly identify the items you are requesting; Synergy Pharmaceuticals Inc., and your name along with the Control Number located in the lower right hand corner of this notice and the name and address to which the materials should be mailed.

By Order of the Board of Directors

/s/ Gary G. Gemignani

Gary G. Gemignani
Secretary

*** Exercise Your *Right* to Vote ***

SYNERGY PHARMACEUTICALS INC

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 18, 2018
Date: June 12, 2018 **Time:** 9:00 AM EDT
Location: Sheppard Mullin Richter & Hampton LLP
30 Rockefller Plaza
New York, NY 10112

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Form 10-K 3. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2018 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

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Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Gary S. Jacob
02 Troy Hamilton
03 Melvin K. Spigelman
04 John P. Brancaccio
05 Thomas H. Adams
06 Alan F. Joslyn
07 Timothy S. Callahan

The Board of Directors recommends you vote FOR the following proposal(s):

2 Approval of advisory vote on executive compensation.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

The Board of Directors recommends you vote FOR the following proposal(s):

4 Proposal to ratify BDO USA, LLP as Synergy's independent registered public accountants for the fiscal year ending December 31, 2018.

6 Amendment to our 2017 Equity Incentive Plan to increase the number of shares approved from 9,000,000 to 19,400,000.

B A R C O D E

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Voting items Continued

Reserved for Broadridge Internal Control Information

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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